UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



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                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 3, 2004



                               ENZO BIOCHEM, INC.
               (Exact Name of Registrant as Specified in Charter)



          New York                       001-09974               13-2866202
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



               60 Executive Boulevard, Farmingdale, New York 11735 (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (631) 755-5500



                                 NOT APPLICABLE

                                 --------------

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 2, 2004, the Registrant issued a press release announcing the institution of a lawsuit against it and one of its subsidiaries. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

         The information in this Current Report and the exhibits attached hereto are being "furnished" hereunder and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference into any filings made by the Registrant with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2004                          Enzo Biochem, Inc.


                                             By: /s/ Barry Weiner
                                                 -----------------------
                                                 Name:  Barry Weiner
                                                 Title: President







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

                                 EXHIBIT INDEX


EXHIBIT            DESCRIPTION
-------            -----------

99.1 Registrant's press release dated June 3, 2004 announcing the institution of a lawsuit against the Company and one of its subsidiaries.*


* Furnished herewith.